AMENDMENT NO. 3

THIS AMENDMENT NO. 3 is made as of the 22nd day of December 2004 between General Electric Capital Corporation ("Secured Party") and Discovery Laboratories, Inc. ("Debtor") in connection with that certain Master Security Agreement and Amendment dated as of December 23, 2002 and Amendment No. 2 dated as of September 26, 2003 ("Agreement"). The terms of this Amendment No. 3 are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

7. DEFAULT AND REMEDIES.

Subsection (a)(xvi) is hereby added to this Section 7(a) and reads as follows:

"(xvi) Debtor pays its indebtedness early to PharmaBio Development, Inc. in full unless (i) Debtor has 12 months of cash burn at the time of payment or (ii) Secured Party consents to the early prepayment to PharmaBio Development, Inc."

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT NO. 3, THEN THIS AMENDMENT NO. 3 SHALL CONTROL.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 by signature of their respective authorized representative set forth below.

General Electric Capital Corporation	**Discovery Laboratories, Inc.**
By: [signature]	By: [signature]
Name: JOHN EDEL	Name: John G. Cooper
Title: SVP.	Title: Exec VP + CFO